Exhibit 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 2 TO DISTRIBUTION AND SUPPLY AGREEMENT

ViroPharma Incorporated, a Delaware corporation (“Manufacturer”), and Prasco, LLC, an Ohio limited liability company (“Distributor”), as of this 18th day of August, 2009 (the “Amendment Effective Date”), are hereby entering into this Amendment No. 2 (this “Amendment”) to that certain Distribution and Supply Agreement by and between Manufacturer and Distributor dated November 30, 2007 (as amended by that Amendment No. 1 to Distribution and Supply Agreement dated June 10, 2008, the “Supply Agreement”).

Manufacturer and Distributor wish to amend the Supply Agreement in accordance with the terms of this Amendment, and in consideration of the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manufacturer and Distributor agree as follows:

1. Definitions. All capitalized terms not otherwise defined in this Amendment shall have the definitions assigned to such terms in the Supply Agreement.

2. Supply Price. Exhibit 3.1 is hereby amended by deleting the existing contents of Exhibit 3.1 and replacing them in their entirety with the following:

Exhibit 3.1

PRODUCTS AND SUPPLY PRICE

The Supply Price will be as follows:

Presentation	*** or *** Generic Entrants			***or ***Generic Entrants
125 mg	$	*	**	$	*	**
250 mg	$	*	**	$	*	**

Prices are listed per finished carton of Product. Each finished carton of Product will contain two blister packs of ten capsules of Product.

For the purposes hereof, the term “Generic Entrant” means a Third Party who is selling a generic version of the Branded Product (a) to a wholesaler or distributor for sale in the Territory, or (b) to a consumer in the Territory. The Parties shall keep each other informed and reasonably agree to the number and identity of Generic Entrants and the date that any Third Party becomes a Generic Entrant.

The Supply Price will be reduced for a dosage form of the Product as provided in this Exhibit 3.1 effective as of the date that the Parties agree that a *** Generic Entrant exists (“Reduction Date”). Within *** (***) days after the Reduction Date, Distributor will provide Manufacturer an Inventory Report setting forth the number of finished cartons of that dosage form of the Product in its inventory as of the Reduction Date, and Manufacturer will give Distributor a credit equal to such number of finished cartons times the applicable price reduction. Upon the expiration or termination of this Agreement, Manufacturer will pay Distributor the amount of any such credit that is unused as of such expiration or termination.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3. Limited Waiver. Each of the Parties hereby waives, to the extent implicated by Section 2 of this Amendment, but no further, the application of the provisions of Section 3.1(c) of the Supply Agreement, which state that, in no event, shall the Supply Price be less than Manufacturer’s Actual Cost. This waiver shall not be extended to any other facts or circumstances, or to any other rights or obligations arising under the Agreement. Without limiting the generality of the foregoing, this waiver shall not have any effect on the Parties’ rights and obligations set forth in Section 10.3(b) of the Agreement (providing for termination rights in the event of a significant selling price decrease).

4. Termination For Delayed Launch. The parties hereby amend Sections 10.2(a) and 10.3(a) of the Supply Agreement to delete the words “December 31, 2009” and substitute in lieu thereof the words “December 31, 2010”.

5. No Other Changes; Execution. Except as explicitly set forth in this Amendment, no amendment or modification to the Supply Agreement is hereby made. All references to “this Agreement” in the Supply Agreement shall mean the Supply Agreement as amended by this Amendment. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one instrument. This Amendment may be delivered by facsimile.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date set forth above

VIROPHARMA INCORPORATED

By:	/s/ Daniel B. Soland

Name:	Daniel B. Soland

Title:	Vice President, Chief Operating Officer

PRASCO, LLC

By:	/s/ E. Thomas Arington

Name:	E. Thomas Arington

Title:	CEO